Potential sale of ING Bank (Eurasia) JSC	6 Months Ended
Jun. 30, 2025
Discontinued Operations [Abstract]
Potential sale of ING Bank (Eurasia) JSC
21 Potential sale of ING Bank (Eurasia) JSC
On 28 January 2025 ING announced that it has reached an agreement on the sale of its business in Russia to Global Development JSC, a Russian company owned by a Moscow-based financial investor with a background in factoring services. This transaction will effectively end ING’s activities in the Russian market. Under the terms of the agreement, Global Development will acquire all shares of ING Bank (Eurasia) JSC, taking over all Russian onshore activities and staff. Global Development intends to continue to serve customers in Russia under a new brand. The transaction, which has been preceded by extensive due diligence, is subject to various regulatory approvals and is expected to be closed in the third quarter of 2025.
ING has taken on no new business with Russian companies, has scaled down operations and has taken actions to separate the business from ING’s networks and systems. Until sales completion ING Group continues to direct the relevant activities of ING Eurasia and, therefore, continues to control and to consolidate it.
Based on 30 June 2025 position, ING estimates a negative impact to the Result on disposal of Group companies of EUR 0.8 billion post tax. This includes an estimated book loss of EUR 0.5 billion, representing the expected difference between the sale price and the book value of the business. It also includes an estimated negative impact of EUR 0.3 billion from recycling the currency translation adjustment net of the Net Investment hedge reserve through P&L. These estimates are subject to change, depending on the position at the closing date.
Given the prevailing uncertainties around substantive regulatory approvals as at 30 June 2025, no book loss was recognised for the six-month period ended 30 June 2025 and assets and liabilities of the disposal group were not classified as held for sale. Furthermore, recycling of the currency translation reserve and the net investment hedge reserve through P&L will only occur upon deal closing when ownership and control over ING Eurasia is transferred. Such recycling of the reserves will have no impact on total equity and, hence, ING’s CET1 ratio.